Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MultiCell Technologies, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Janice D. DiPietro, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated	March 3, 2006
By:	/s/ Gerard A. Wills
Name:	Gerard A. Wills
Title:	Chief Financial Officer